SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2006

M&F BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2634 Durham Chapel Hill Boulevard, Durham, North Carolina 27707

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 683-1521

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Mechanics and Farmers Bank (the “Bank”), the wholly-owned subsidiary company of M & F Bancorp, Inc. (the “Registrant”), issued a press release on June 2, 2006 correcting its earlier press release of June 1, 2006, which contained a typographical error. The Bank’s net income for the quarter ended March 31, 2006 is $754.940 thousand, not $754.940 million, as previously reported.

The press release is furnished as Exhibit No. 99.1 and is incorporated herein by reference.

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit 99.1    Press Release issued June 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC. (Registrant)

By:	/s/ Jonathan Sears Woodall
Jonathan Sears Woodall
Chief Financial Officer

Dated: June 6, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 2, 2006

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